UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 26, 2020

 HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda     74-2692550
(State or other jurisdiction of incorporation or organization)    (I.R.S. Employer Identification No.)
Clarendon House, 2 Church Street, Hamilton, Bermuda
(Address of principal executive offices)

1 Helen of Troy Plaza, El Paso, Texas             79912
(Registrant’s United States Mailing Address)            (Zip Code)
(915) 225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.10 Par Value Per Share	HELE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 26, 2020, Helen of Troy Limited, a Bermuda company (the “Company”) held its Annual Meeting. The following proposals were submitted to a vote of the shareholders of the Company at the Annual Meeting:

1.             The election of the eight nominees to the Company’s Board of Directors.

2.              An advisory vote on the Company’s executive compensation.

3.             Ratification of the appointment of Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and the authorization of the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration.

Board of Director Election Results

The Company’s eight nominees for director were each elected to serve a one-year term.  The votes for each director were as follows:

Name:	For	Against	Abstain	Broker Non-Votes
Gary B. Abromovitz	22,435,415	699,141	12,458	1,146,072
Krista L. Berry	23,039,225	95,287	12,502	1,146,072
Vincent D. Carson	22,859,937	274,566	12,511	1,146,072
Thurman K. Case	23,037,519	96,538	12,957	1,146,072
Timothy F. Meeker	22,454,191	678,236	14,587	1,146,072
Julien R. Mininberg	22,901,067	233,478	12,469	1,146,072
Beryl B. Raff	23,014,498	119,844	12,672	1,146,072
Darren G. Woody	22,457,491	676,983	12,540	1,146,072

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
22,851,912	78,215	216,887	1,146,072

Ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP to serve as the Company’s auditor and independent registered public accounting firm and to authorize the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration was approved. The votes were cast as follows:

For	Against	Abstain
24,055,328	224,462	13,296

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: August 31, 2020	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

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